                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 2003 (July 29, 2003)
                                               ---------------------------------

                        Princeton National Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-20050                                   36-3210283
------------------------------------       -------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                            61356
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code      (815) 875-4444
                                                   -----------------------------



                       Exhibit Index is located on page 4.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (c)      Exhibits:

                           Exhibit 99.1     July 29, 2003 Press Release


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

                  The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On July 29, 2003, Princeton National Bancorp, Inc. issued a news release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit
                  99.1 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRINCETON NATIONAL BANCORP, INC.
                                                   (Registrant)


                                       By:  /s/Tony J. Sorcic
                                          ----------------------------------
                                               Tony J. Sorcic, President and
                                                Chief Executive Officer


Dated:  July 29, 2003

                                  EXHIBIT INDEX


NUMBER                     DESCRIPTION
------                     -----------

  99.1                     July 29, 2003 Press Release